Exhibit 10.2

NEITHER THIS WARRANT, NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (COLLECTIVELY, THE “SECURITIES”), HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR QUALIFICATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

SEMLER SCIENTIFIC, INC.

Warrant to Purchase Common Stock

Warrant No.: 2017-1

Number of Shares of Common Stock: 134,616

Date of Issuance: May 2, 2017 (“Issuance Date”)

Semler Scientific, Inc., a Delaware corporation (the “Company”), certifies that, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Chang Family Trust, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time on or after the Issuance Date (the “Exercisability Date”), but not after 5:30 p.m., New York Time, on the Expiration Date (as defined below), 134,616 fully paid and nonassessable shares of Common Stock (as defined below) (the “Warrant Shares”).   Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 15.

1.            EXERCISE OF WARRANT.

(a)          Mechanics of Exercise.  Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day on or after the Exercisability Date, in whole or in part (but not as to fractional shares), by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds (a “Cash Exercise”) (the items under (i) and (ii) above, the “Exercise Delivery Documents”).  The Holder shall not be required to surrender this Warrant in order to effect an exercise hereunder; provided, however, that in the event that this Warrant is exercised in full or for the remaining unexercised portion hereof, the Holder shall deliver this Warrant to the Company for cancellation within a reasonable time after such exercise.  On or before the first Trading Day following the date on which the Company has received the Exercise Delivery Documents (the date upon which the Company has received all of the Exercise Delivery Documents, the “Exercise Date”), the Company shall transmit by facsimile or e-mail transmission an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Company’s transfer agent for the Common Stock (the “Transfer Agent”). The Company shall deliver any objection to the Exercise Delivery Documents on or before the second Trading Day following the date on which the Company has received all of the Exercise Delivery Documents.  On or before the third Trading Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall cause the Transfer Agent to issue to the Holder a certificate representing the number of Warrant Shares to which the Holder is entitled pursuant to such exercise.  Upon delivery of the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares to such Holder.  If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Trading Days after any such submission and at its own expense, issue a new Warrant (in accordance with Section 5(e)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant has been and/or is exercised.  The Company shall pay any and all taxes and other expenses of the Company (including overnight delivery charges) that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrants in a name other than that of the Holder or an affiliate thereof.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

(b)          Exercise Price.  For purposes of this Warrant, “Exercise Price” means $2.60 per share of Common Stock, subject to adjustment as provided herein.

(c)          No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall round up to the next whole share.

2.            ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.  The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a)          Adjustment upon Subdivision or Combination of Shares of Common Stock.  If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased.  If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased.  Any adjustment under this Section 2(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)          Notwithstanding anything to the contrary in this Warrant, in no event shall the Exercise Price be reduced below the par value of the Company’s Common Stock.

3.            RESERVATION OF WARRANT SHARES.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of shares of Common Stock which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions in Section 2).  Such reservation shall comply with the provisions of Section 1.  The Company covenants that all shares of Common Stock so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.  The Company will take all such actions as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed. If, notwithstanding the foregoing, and not in limitation thereof, at any time while this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant at least a number of shares of Common Stock equal to the maximum number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all this Warrant (without regard to any limitations on exercise contained herein) (the “Required Reserve Amount”) (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this entire Warrant. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the

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Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

4.            WARRANT HOLDER NOT DEEMED A STOCKHOLDER.  Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant.  In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

5.            REGISTRATION AND REISSUANCE OF WARRANTS.

(a)          Registration of Warrant.  The Company shall register this Warrant, upon the records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.  The Company shall also register any transfer, exchange, reissuance or cancellation of any portion of this Warrant in the Warrant Register.

(b)          Transfer of Warrant.  This Warrant may not be offered for sale, sold, transferred or assigned without the consent of the Company, and only in accordance with applicable securities laws.  Subject to applicable securities laws, if this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company together with all applicable transfer taxes, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 5(e)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 5(e)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(c)          Lost, Stolen or Mutilated Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form or the provision of reasonable security by the Holder to the Company and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 5(e)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(d)          Exchangeable for Multiple Warrants.  This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company together with all applicable transfer taxes, for a new Warrant or Warrants (in accordance with Section 5(e)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that the Company shall not be required to issue Warrants for fractional shares of Common Stock hereunder.

(e)          Issuance of New Warrants.  Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall (i) be of like tenor with this Warrant, (ii) represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 5(b) or Section 5(c), the Warrant

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Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date and (iv) have the same rights and conditions as this Warrant.

6.            NOTICES.  Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the information set forth in the Warrant Register.  The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including, in reasonable detail, a description of such action and the reason or reasons therefore.  Without limiting the generality of the foregoing, the Company will give written notice to the Holder immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and; provided, that in each case, such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

7.            NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder.  Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall use all reasonable efforts to take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants, the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the Warrants then outstanding (without regard to any limitations on exercise).

8.            AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

9.            GOVERNING LAW.  This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.

10.          CONSTRUCTION; HEADINGS.  This Warrant shall be deemed to be jointly drafted by the Company and all the Investors and shall not be construed against any person as the drafter hereof.  The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

11.          DISPUTE RESOLUTION.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Trading Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder.  If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within five Trading Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Trading Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant.  The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than 10 Trading Days from the time it receives the disputed determinations or calculations.  Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.  The expenses of the investment bank and accountant will be

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borne by the Company unless the investment bank or accountant determines that the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares by the Holder was incorrect, in which case the expenses of the investment bank and accountant will be borne by the Holder.

12.          REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant.  The Company acknowledges that a breach by it of its obligations hereunder may cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to seek an injunction restraining any breach.  Notwithstanding the foregoing or anything else herein to the contrary, other than as expressly provided, if the Company is for any reason unable to issue and deliver Warrant Shares upon exercise of this Warrant as required pursuant to the terms hereof, the Company shall have no obligation to pay to the Holder any cash or other consideration or otherwise “net cash settle” this Warrant.

13.          LIMITATION ON LIABILITY.  No provisions hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares hereunder, shall give rise to any liability of the Holder to pay the Exercise Price or as a shareholder of the Company (whether such liability is asserted by the Company or creditors of the Company).

14.          SUCCESSORS AND ASSIGNS.  This Warrant shall bind and inure to the benefit of and be enforceable by the Company and the Holder and their respective permitted successors and assigns.

15.          CERTAIN DEFINITIONS.  For purposes of this Warrant, the following terms shall have the following meanings:

(a)          “Common Stock” means (i) the Company’s shares of Common Stock, $0.001 par value per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(b)          “Expiration Date” means January 21, 2022, or, if such date falls on a day other than a Trading Day or on which trading does not take place on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded (a “Holiday”), the next date that is not a Holiday.

(c)          “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(d)          “Principal Market” means the OTC Bulletin Board (it being understood that as used herein “OTC Bulletin Board” shall also mean any successor or comparable market quotation system or exchange to the OTC Bulletin Board such as the OTCQB operated by the OTC Markets Group, Inc.); provided, however, that in the event that the Company’s Common Stock is ever listed or traded on the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the NYSE Amex, then the “Principal Market” shall mean such other market or exchange on which the Company’s Common Stock is then listed or traded.

(f)          “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded including any day on which the Principal Market is open for trading for a period of time less than the customary time.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

SEMLER SCIENTIFIC, INC.

By:	/s/ Daniel E. Conger
Name: Daniel E. Conger
Title: Vice President, Finance

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

SEMLER SCIENTIFIC, INC.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Semler Scientific, Inc., a Delaware corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.            Exercise Price.  The Holder shall pay the sum of $______________to the Company in accordance with the terms of the Warrant.

2.            Delivery of Warrant Shares.  The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

Date: _______________ __, ______

Name of Registered Holder	Name of Signatory

By:
Name:
Title :

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice.

SEMLER SCIENTIFIC, INC.

By:
Name:
Title: